UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-08006

DWS Investments Trust

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Micro Cap Fund

(formerly Scudder Micro Cap Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of micro capitalization companies (minimum market capitalization of $10 million) involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of DWS Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Micro Cap Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	19.11%	28.37%	27.29%	11.24%	15.02%
Class B	18.66%	27.40%	26.31%	10.41%	14.15%
Class C	18.66%	27.40%	26.34%	10.41%	14.15%
Institutional Class	19.23%	28.61%	27.59%	11.48%	15.30%
Russell 2000 Growth Index+	16.20%	27.84%	28.14%	8.59%	5.39%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on December 18, 1996. Index returns began on December 31, 1996.

Average Annual Total Returns as of 3/31/06
DWS Micro Cap Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Investment Class	19.08%	28.34%	27.29%	11.23%	13.74%
Russell 2000 Growth Index+	16.20%	27.84%	28.14%	8.59%	4.22%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

** Investment Class commenced operations on August 21, 1997. Index returns began August 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 3/31/06	$ 22.68	$ 21.90	$ 21.90	$ 22.66	$ 23.24
9/30/05	$ 22.45	$ 21.88	$ 21.88	$ 22.44	$ 22.90
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 3.60	$ 3.60	$ 3.60	$ 3.60	$ 3.60
Institutional Class Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	151	of	538	29
3-Year	161	of	455	36
5-Year	78	of	368	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Micro Cap Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Micro Cap Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,099	$19,438	$16,051	$34,559
	Average annual total return	20.99%	24.80%	9.93%	14.28%
Class B	Growth of $10,000	$12,440	$19,952	$16,305	$34,190
	Average annual total return	24.40%	25.89%	10.27%	14.15%
Class C	Growth of $10,000	$12,740	$20,166	$16,405	$34,190
	Average annual total return	27.40%	26.34%	10.41%	14.15%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$21,040	$15,098	$16,248
	Average annual total return	27.84%	28.14%	8.59%	5.39%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns began on December 31, 1996.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Micro Cap Fund — Institutional Class [] Russell 2000 Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,286,100	$2,076,800	$1,722,000	$3,747,800
	Average annual total return	28.61%	27.59%	11.48%	15.30%
Russell 2000 Growth Index+	Growth of $1,000,000	$1,278,400	$2,104,000	$1,509,800	$1,624,800
	Average annual total return	27.84%	28.14%	8.59%	5.39%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

DWS Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$12,834	$20,624	$17,024	$30,280
	Average annual total return	28.34%	27.29%	11.23%	13.74%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$21,040	$15,098	$14,260
	Average annual total return	27.84%	28.14%	8.59%	4.22%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns began on December 31, 1996.

** Investment Class commenced operations on August 21, 1997. Index returns began on August 31, 1997.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Micro Cap Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	19.10%	28.42%	27.31%	11.23%	15.01%
Russell 2000 Growth Index+	16.20%	27.84%	28.14%	8.59%	5.39%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on December 18, 1996. Index returns began on December 31, 1996.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/06	$ 22.69
9/30/05	$ 22.46
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 3.60
Class S Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	157	of	538	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Micro Cap Fund — Class S [] Russell 2000 Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Micro Cap Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,842	$20,633	$17,022	$36,650
	Average annual total return	28.42%	27.31%	11.23%	15.01%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$21,040	$15,098	$16,248
	Average annual total return	27.84%	28.14%	8.59%	5.39%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns began on December 31, 1996.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,191.10	$ 1,186.60	$ 1,186.60	$ 1,190.80	$ 1,191.00	$ 1,192.30
Expenses Paid per $1,000*	$ 9.45	$ 13.52	$ 13.52	$ 9.45	$ 9.45	$ 8.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,016.31	$ 1,012.57	$ 1,012.57	$ 1,016.31	$ 1,016.31	$ 1,017.55
Expenses Paid per $1,000*	$ 8.70	$ 12.44	$ 12.44	$ 8.70	$ 8.70	$ 7.44

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
DWS Micro Cap Fund	1.73%	2.48%	2.48%	1.73%	1.73%	1.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Robert S. Janis discusses DWS Micro Cap Fund's market environment, performance and strategy during the fund's most recent semiannual period ended March 31, 2006.

Q: How did DWS Micro Cap Fund perform during the most recent six-month period?

A: DWS Micro Cap Fund posted a strong 19.11% total return for its most recent semiannual period ended March 31, 2006, outperforming the 16.20% return of its benchmark, the Russell 2000 Growth Index, and the 14.99% return of its peers, represented by the Lipper Small-Cap Growth Funds category.1 (Fund return is for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. It is not possible to invest directly into a Lipper category.

Q: What were the best and worst individual performers for the fund?

A: Over the six-month period, the top individual security-level contributors to performance included Zumiez, Inc., Air Methods Corp. and Wild Oats Markets, Inc. Zumiez, a specialty retailer from the consumer discretionary sector, focuses on action sports-related apparel, footwear, equipment and accessories related to skateboarding, surfing, snowboarding, bicycle motocross and motocross. Air Methods, from the health care industry, is a provider of air medical emergency transport services and systems throughout the United States, working to transport patients requiring intensive medical care from either the scene of an accident or general care hospitals to highly skilled trauma centers or tertiary care centers. Wild Oats Markets, a consumer staples company, owns and operates natural and organic foods supermarkets in the United States and Canada.

Detractors from performance during the period included Encysive Pharmaceuticals, Inc., a biotech company focused on the discovery, development and commercialization of a variety of synthetic small-molecule compounds for the treatment of a range of cardiovascular, vascular and related inflammatory diseases.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: Stock selection had a strong positive effect and helped the fund outperform its benchmark for the six-month period. In general, the fund's holdings in the consumer discretionary, health care and consumer staples sectors outpaced their counterparts in the benchmark, while positions within information technology, energy and financials lagged the index.

Overall, the fund's sector allocations detracted from performance during the period. Our underweight to telecommunication services helped performance, while underweights to materials and industrials, as well as an overweight to health care, detracted from returns.2 From an industry perspective, strong stock selection within health care providers and services boosted returns through investments in Air Methods, MWI Veterinary Supply Inc. and HealthExtras, Inc. Our underweight — and favorable stock selection — within health care equipment and supplies also boosted returns through the fund's investments in Schick Technologies, Inc., Syneron Medical Ltd. and SonoSite, Inc. (As of March 31, 2006, the positions in HealthExtras and Syneron Medical were sold.)

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What were the major factors affecting stock market performance during the period?

A: For the six-month period ended March 31, 2006, all market capitalization segments enjoyed positive returns, and micro- and small-cap stocks outperformed mid- and large-cap stocks.3 From a style perspective, growth stocks outperformed value stocks within both the small- and mid-cap areas.4,5

3 "Market capitalization" (or market "cap") is the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization stocks. "Large-cap" stocks tend to be the most liquid.

4 A value stock is a company whose stock price does not seem to fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

5 A growth stock is a stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

The US economy continues to grow at a healthy pace. Although the supercharged growth of the first quarter of 2006 (reflecting a rebound from the weakness in the fourth quarter and a mild winter) is likely to subside, economic growth remains slightly above long-term averages, as it has for the past three years. Labor markets continue to perform well: Employment is increasing at an above-average rate and supporting income growth and consumer confidence, and it is doing so without engendering broad-based upward pressure on wages. Business investment continues to expand briskly. Although consumer spending seems likely to moderate after its growth surge in the first quarter, underlying economic trends remain positive.

Q: In light of the results for the most recent period, how do you view the economy and investment markets at present?

A: We think the necessary pullback in the rate of economic growth (necessary in order to keep inflation from accelerating) is likely to emerge, perhaps by the second half of 2006 or in 2007. The cumulative impact of the US Federal Reserve Board's (the Fed's) short-term interest-rate increases should begin to gain traction, especially now that long-term interest rates have moved up a bit. We don't anticipate that the economy will weaken unduly. Although the Fed's rate hikes have tightened available credit in an attempt to restrain inflation, Fed policy is not yet restrictive. The backdrop for business investment is favorable, with healthy corporate finances, lean "excess capacity," a strong productivity trend and still-declining relative prices for goods.6 Growth outside the United States is picking up. All told, we see the economy moderating to historical growth rates, but not below. There are, however, risks to this generally benign "soft-landing" scenario: Growth could slow more severely, especially if housing turns down sharply or if the economy turns out to have been more dependent on a healthy housing market than we think. A greater risk is that demand persists at a rate above historical trends, possibly straining resources and pushing up inflation, and sowing the seeds for a "hard landing" (a sharp decline in growth and profits) later on.

6 "Excess capacity" refers to spare capacity to fuel economic growth (i.e., plant and equipment capacity). When the economy has excess capacity, it means that economic growth can continue without necessarily sparking inflation through a squeeze on the supply of goods or a shortage of workers that can lead to significant wage increases.

The Federal Reserve probably feels that it has completed most of what it set out to do when it began moving away from "policy accommodation" (i.e., a stance in which easier credit was put in place to encourage economic growth) and toward a more neutral stance beginning in June 2004. We expect the Fed to raise short-term rates at least once more — to 5% -— in May. Beyond that, it may step back and monitor the economy's response for a period. Equity markets would benefit if economic growth were to moderate before resources become stretched. Stocks would be vulnerable, however, if economic growth were to remain robust throughout 2006, eliciting a more forceful Fed tightening and raising the risk of a hard landing.

Within the small-cap and mid-cap areas, growth stocks continue to display more attractive valuations than their value counterparts.7 Going forward, we are optimistic that the equity markets will revert to a "stock picker's market," where investors reward quality growth companies that have strong fundamental characteristics. We continue to adhere to our time-tested, fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work in the current market environment.

7 "Valuation" refers to placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	9/30/05

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	9/30/05

Health Care	27%	20%
Consumer Discretionary	20%	21%
Information Technology	20%	26%
Industrials	10%	9%
Financials	9%	7%
Energy	8%	7%
Consumer Staples	6%	7%
Materials	—	3%
	100%	100%
Ten Largest Equity Holdings at March 31, 2006 (26.9% of Net Assets)
1. Wild Oats Markets, Inc. Operates a natural foods supermarket chain	3.5%
2. Buffalo Wild Wings, Inc. Owns and operates Buffalo Wild Wings Bar and Restaurant	3.1%
3. Red Robin Gourmet Burgers, Inc. Owner that operates a chain of specialty restaurants	2.9%
4. Stamps.com, Inc. Provides a service for purchasing postage over the Internet	2.8%
5. Carrizo Oil & Gas, Inc. Producer of gas and crude oil	2.6%
6. Air Methods Corp. Provider of aeromedical emergency transport services	2.5%
7. Digene Corp. Manufacturer of diagnostic DNA testing systems	2.5%
8. Witness Systems, Inc. Provides business-driven multimedia recording and analysis software	2.4%
9. Movado Group, Inc. Designs, manufactures and distributes watches	2.3%
10. Badger Meter, Inc. Manufactures products used to measure and control the flow of liquids and gases	2.3%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 95.3%
Consumer Discretionary 19.0%
Hotels Restaurants & Leisure 9.8%
Buffalo Wild Wings, Inc.* (a)	85,100	3,538,458
McCormick & Schmick's Seafood Restaurants, Inc.*	85,500	2,177,685
Red Robin Gourmet Burgers, Inc.* (a)	70,900	3,346,480
Ruth's Chris Steak House, Inc.*	87,000	2,071,470
		11,134,093
Internet & Catalog Retail 2.8%
Stamps.com, Inc.*	90,500	3,191,030
Leisure Equipment & Products 1.8%
MarineMax, Inc.*	60,800	2,038,016
Specialty Retail 2.3%
Hot Topic, Inc.*	9,900	143,550
Zumiez, Inc.*	40,900	2,498,990
		2,642,540
Textiles, Apparel & Luxury Goods 2.3%
Movado Group, Inc.	113,800	2,626,504
Consumer Staples 5.5%
Food Products 2.0%
Green Mountain Coffee Roasters, Inc.*	56,700	2,252,124
Food & Staples Retailing 3.5%
Wild Oats Markets, Inc.* (a)	197,500	4,015,175
Energy 8.1%
Energy Equipment & Services 3.8%
Superior Well Services, Inc.*	85,800	2,494,206
Union Drilling, Inc.*	121,300	1,773,406
		4,267,612
Oil, Gas & Consumable Fuels 4.3%
Arena Resources, Inc.* (a)	57,300	1,999,770
Carrizo Oil & Gas, Inc.*	113,400	2,947,266
		4,947,036
Financials 8.7%
Banks 6.0%
Fidelity Bankshares, Inc.	54,050	1,817,701
Nexity Financial Corp.*	50,000	630,000
PrivateBancorp, Inc. (a)	45,400	1,883,646
Virginia Commerce Bancorp, Inc.* (a)	70,200	2,523,690
		6,855,037
Capital Markets 1.6%
Thomas Weisel Partners Group, Inc.*	83,700	1,833,030
Insurance 1.1%
CRM Holdings Ltd.*	107,500	1,230,875
Health Care 25.5%
Biotechnology 4.3%
Digene Corp.*	73,400	2,869,940
Encysive Pharmaceuticals, Inc.*	124,800	610,272
Keryx Biopharmaceuticals, Inc.*	76,900	1,469,559
		4,949,771
Health Care Equipment & Supplies 4.7%
AngioDynamics, Inc.*	56,100	1,686,366
Schick Technologies, Inc.*	35,700	1,781,430
SonoSite, Inc.* (a)	44,900	1,824,736
		5,292,532
Health Care Providers & Services 16.5%
Air Methods Corp.*	97,600	2,883,104
Allion Healthcare, Inc.*	151,100	2,048,916
Amedisys, Inc.* (a)	70,000	2,432,500
Matria Healthcare, Inc.*	61,050	2,317,458
MWI Veterinary Supply, Inc.*	77,300	2,543,170
Nighthawk Radiology Holdings, Inc.*	71,100	1,698,579
Providence Service Corp.*	73,300	2,383,716
Symbion, Inc.*	107,100	2,425,815
		18,733,258
Industrials 9.8%
Aerospace & Defense 3.1%
Argon ST, Inc.*	45,600	1,528,968
Essex Corp.*	89,100	1,961,982
		3,490,950
Electrical Equipment 1.4%
Color Kinetics, Inc.* (a)	76,000	1,609,680
Machinery 2.3%
Badger Meter, Inc.	45,500	2,592,590
Road & Rail 3.0%
Celadon Group, Inc.*	68,400	1,497,276
Marten Transport Ltd.*	104,775	1,895,380
		3,392,656
Information Technology 18.7%
Communications Equipment 2.0%
EMS Technologies, Inc.*	127,300	2,295,219
Computers & Peripherals 1.8%
Neoware, Inc.* (a)	69,400	2,055,628
Electronic Equipment & Instruments 3.8%
Metrologic Instruments, Inc.*	100,200	2,317,626
NovAtel, Inc.*	54,600	2,013,102
		4,330,728
IT Consulting & Services 1.4%
RightNow Technologies, Inc.* (a)	99,500	1,579,065
Semiconductors & Semiconductor Equipment 5.9%
Advanced Analogic Technologies, Inc.* (a)	205,900	2,347,260
Power Integrations, Inc.*	104,600	2,591,988
Standard Microsystems Corp.*	66,900	1,738,062
		6,677,310
Software 3.8%
Mentor Graphics Corp.*	145,800	1,611,090
Witness Systems, Inc.*	107,800	2,738,120
		4,349,210
Total Common Stocks (Cost $83,590,839)		108,381,669

Securities Lending Collateral 19.3%
Daily Assets Fund Institutional, 4.73% (b) (c) (Cost $21,886,845)	21,886,845	21,886,845

Cash Equivalents 3.3%
Cash Management QP Trust, 4.64% (d) (Cost $3,714,758)	3,714,758	3,714,758
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,192,442)+	117.9	133,983,272
Other Assets and Liabilities, Net	(17.9)	(20,313,219)
Net Assets	100.0	113,670,053

* Non-income producing security.

+ The cost for federal income tax purposes was $109,206,305. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $24,776,967. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,670,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,893,175.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $21,392,283 which is 18.8% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $83,590,839) — including $21,392,283 of securities loaned	$ 108,381,669
Investment in Daily Assets Fund Institutional (cost $21,886,845)*	21,886,845
Investment in Cash Management QP Trust (cost $3,714,758)	3,714,758
Total investments in securities, at value (cost $109,192,442)	133,983,272
Cash	10,000
Receivable for investments sold	1,329,790
Dividends receivable	4,324
Interest receivable	9,310
Receivable for Fund shares sold	890,895
Other assets	54,670
Total assets	136,282,261
Liabilities
Payable for investments purchased	321,512
Payable for Fund shares redeemed	181,419
Payable upon return of securities loaned	21,886,845
Accrued investment advisory fee	100,098
Other accrued expenses and payables	122,334
Total liabilities	22,612,208
Net assets, at value	$ 113,670,053
Net Assets
Net assets consist of: Accumulated net investment loss	(785,545)
Net unrealized appreciation (depreciation) on investments	24,790,830
Accumulated net realized gain (loss)	11,195,895
Paid-in capital	78,468,873
Net assets, at value	$ 113,670,053

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($30,682,983 ÷ 1,352,882 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.68
Maximum offering price per share (100 ÷ 94.25 of $22.68)	$ 24.06

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,474,617 ÷ 249,950 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 21.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,243,998 ÷ 467,792 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 21.90
Investment Class Net Asset Value, offering and redemption price(a) per share ($26,313,378 ÷ 1,161,158 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.66
Class S Net Asset Value, offering and redemption price(a) per share ($1,428,158 ÷ 62,945 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.69
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,526,919 ÷ 1,700,976 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.24

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 60,001
Interest — Cash Management QP Trust	43,857
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,164
Total Income	115,022
Expenses: Investment advisory fee	777,753
Administrator service fee	114,925
Distribution and shareholder servicing fees	125,786
Custody fees	4,474
Auditing	23,470
Legal	25,344
Trustees' fees and expenses	3,023
Reports to shareholders	36,700
Registration fees	30,021
Other	6,224
Total expenses before expense reductions	1,147,720
Expense reductions	(248,165)
Total expenses after expense reductions	899,555
Net investment income (loss)	(784,533)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	11,339,071
Net unrealized appreciation (depreciation) during the period on investments	7,918,104
Net gain (loss) on investment transactions	19,257,175
Net increase (decrease) in net assets resulting from operations	$ 18,472,642

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income (loss)	$ (784,533)	$ (1,545,291)
Net realized gain (loss) on investment transactions	11,339,071	19,345,275
Net unrealized appreciation (depreciation) during the period on investment transactions	7,918,104	(1,117,162)
Net increase (decrease) in net assets resulting from operations	18,472,642	16,682,822
Distributions to shareholders from: Net realized gains: Class A	(4,106,621)	(2,559,528)
Class B	(795,830)	(559,376)
Class C	(1,461,877)	(1,029,594)
Investment Class	(2,908,852)	(1,800,363)
Class S	(101,502)	—
Institutional Class	(6,464,282)	(3,886,599)
Fund share transactions: Proceeds from shares sold	19,235,607	32,543,583
Reinvestment of distributions	15,023,168	9,053,891
Cost of shares redeemed	(23,846,325)	(52,876,480)
Redemption fees	1,868	723
Net increase (decrease) in net assets from Fund share transactions	10,414,318	(11,278,283)
Increase (decrease) in net assets	13,047,996	(4,430,921)
Net assets at beginning of period	100,622,057	105,052,978
Net assets at end of period (including accumulated net investment loss of $785,545 and $1,012, respectively)	$ 113,670,053	$ 100,622,057

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.45	$ 20.99	$ 18.69	$ 14.07	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.17)	(.32)	(.31)	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	4.00	3.93	2.61	4.80	(4.20)
Total from investment operations	3.83	3.61	2.30	4.62	(4.17)
Less distributions from: Net realized gain on investment transactions	(3.60)	(2.15)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 22.68	$ 22.45	$ 20.99	$ 18.69	$ 14.07
Total Return (%)[d]	19.11**	17.88	12.37	32.84	(22.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	26	22	11.6
Ratio of expenses before expense reductions (%)	2.22*	2.24	2.15	2.16	2.22*
Ratio of expenses after expense reductions (%)	1.73*	1.74	1.74	1.74	1.74*
Ratio of net investment income (loss) (%)	(1.51)*	(1.52)	(1.47)	(1.09)	.70*
Portfolio turnover rate (%)	97*	108	99	74	66

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 20.64	$ 18.52	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.24)	(.47)	(.46)	(.30)	(.00)***
Net realized and unrealized gain (loss) on investment transactions	3.86	3.86	2.58	4.78	(4.20)
Total from investment operations	3.62	3.39	2.12	4.48	(4.20)
Less distributions from: Net realized gain on investment transactions	(3.60)	(2.15)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.90	$ 21.88	$ 20.64	$ 18.52	$ 14.04
Total Return (%)[d]	18.66**	16.95	11.56	31.91	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	3	3
Ratio of expenses before expense reductions (%)	2.97*	2.98	2.90	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.48*	2.49	2.49	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.26)*	(2.27)	(2.22)	(1.84)	(.05)*
Portfolio turnover rate (%)	97*	108	99	74	66

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 20.64	$ 18.51	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.24)	(.47)	(.46)	(.31)	(.00)***
Net realized and unrealized gain (loss) on investment transactions	3.86	3.86	2.59	4.78	(4.20)
Total from investment operations	3.62	3.39	2.13	4.47	(4.20)
Less distributions from: Net realized gain on investment transactions	(3.60)	(2.15)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.90	$ 21.88	$ 20.64	$ 18.51	$ 14.04
Total Return (%)[d]	18.66**	16.95	11.56	31.84	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	14	5	3
Ratio of expenses before expense reductions (%)	2.97*	2.98	2.90	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.48*	2.49	2.49	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.26)*	(2.27)	(2.22)	(1.84)	(.05)*
Portfolio turnover rate (%)	97*	108	99	74	66

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.44	$ 20.97	$ 18.67	$ 14.06	$ 17.05	$ 24.36
Income (loss) from investment operations: Net investment income (loss)	(0.17)[b]	(.32)[b]	(.31)[b]	(.17)[b]	(.18)[b]	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.99	3.94	2.61	4.78	(2.81)	(5.33)
Total from investment operations	3.82	3.62	2.30	4.61	(2.99)	(5.48)
Less distributions from: Net realized gain on investment transactions	(3.60)	(2.15)	—	—	—	(1.83)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.66	$ 22.44	$ 20.97	$ 18.67	$ 14.06	$ 17.05
Total Return (%)[c]	19.08**	17.89	12.37	32.79	(17.54)	(22.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	18	19	18	12	7
Ratio of expenses before expense reductions (%)	2.18*	2.20	2.15	2.16	2.21	2.23
Ratio of expenses after expense reductions (%)	1.73*	1.74	1.74	1.74	1.74	1.74
Ratio of net investment income (loss) (%)	(1.51)*	(1.52)	(1.47)	(1.09)	(1.02)	(1.03)
Portfolio turnover rate (%)	97*	108	99	74	66	79

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended September 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.46	$ 20.99
Income (loss) from investment operations: Net investment income (loss)[c]	(0.17)	(.21)
Net realized and unrealized gain (loss) on investment transactions	4.00	1.68
Total from investment operations	3.83	1.47
Less distributions from: Net realized gain on investment transactions	(3.60)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 22.69	$ 22.46
Total Return (%)[d]	19.10**	7.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	5
Ratio of expenses before expense reductions (%)	2.23*	2.23*
Ratio of expenses after expense reductions (%)	1.73*	1.74*
Ratio of net investment income (loss) (%)	(1.51)*	(1.46)*
Portfolio turnover rate (%)	97*	108

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.90	$ 21.32	$ 18.93	$ 14.22	$ 17.21	$ 24.52
Income (loss) from investment operations: Net investment income (loss)	(.14)[b]	(.28)[b]	(.26)[b]	(.14)[b]	(.14)[b]	(.13)
Net realized and unrealized gain (loss) on investment transactions	4.08	4.01	2.65	4.85	(2.85)	(5.35)
Total from investment operations	3.94	3.73	2.39	4.71	(2.99)	(5.48)
Less distributions from: Net realized gain on investment transactions	(3.60)	(2.15)	—	—	—	(1.83)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.24	$ 22.90	$ 21.32	$ 18.93	$ 14.22	$ 17.21
Total Return (%)[c]	19.23**	18.14	12.63	33.12	(17.37)	(22.55)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	41	44	79	52	33
Ratio of expenses before expense reductions (%)	1.97*	1.99	1.90	1.91	1.96	1.98
Ratio of expenses after expense reductions (%)	1.48*	1.49	1.49	1.49	1.49	1.49
Ratio of net investment income (loss) (%)	(1.26)*	(1.27)	(1.22)	(.84)	(.77)	(.78)
Portfolio turnover rate (%)	97*	108	99	74	66	79

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Micro Cap Fund (formerly Scudder Micro Cap Fund) (the "Fund") is a diversified series of  DWS Investments Trust (formerly Scudder MG Investments Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $49,696,507 and $57,154,080, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended March 31, 2006, and through January 31. 2007, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Class S	1.74%
Institutional Class	1.49%

Accordingly, for the six months ended March 31, 2006, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $154,799 and the amount imposed aggregated $533,454 which was equivalent to an annual effective rate of 1.20% of the Fund's average daily net assets.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.22% of the average daily net assets for Class A, Class B, Class C, Institutional Class and Investment Class, and 0.47% for Class S shares, computed and accrued daily and payable monthly.

For the six months ended March 31, 2006, the Administrator Service fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 29,691	$ 24,879	$ —
Class B	5,626	4,582	252
Class C	10,341	8,392	459
Investment Class	21,703	13,882	2,857
Class S	1,828	741	268
Institutional Class	45,736	37,024	—
	$ 114,925	$ 89,500	$ 3,836

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class A	$ 33,874	$ 5,524
Class B	19,181	3,604
Class C	35,252	6,722
	$ 88,307	$ 15,850

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class B	$ 6,282	$ 1,182.25%
Class C	11,467	2,125.24%
Investment Class	19,730	29,852.20%
	$ 37,479	$ 33,159

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $2,214.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for the Fund's Class B and C shares was $6,246 and $376, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There was no deferred sales charges paid for Class A for the six months ended March 31, 2006.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $25,320, of which $7,080 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from the Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $3,833, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended March 31, 2006, the custodian fee was reduced by $33 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	253,577	$ 5,453,683	714,599	$ 15,273,484
Class B	24,500	515,358	57,849	1,217,053
Class C	47,397	981,615	145,553	3,045,625
Investment Class	300,295	6,594,302	210,570	4,546,252
Class S	38,583	835,365	28,044*	604,016*
Institutional Class	219,665	4,855,284	363,137	7,857,153
		$ 19,235,607		$ 32,543,583
Shares issued to shareholders in reinvestment of distributions
Class A	184,044	$ 3,701,122	99,862	$ 2,099,157
Class B	35,416	689,198	25,390	523,030
Class C	67,456	1,312,703	41,863	862,385
Investment Class	143,495	2,882,828	84,185	1,768,725
Class S	4,890	98,386	—	—
Institutional Class	307,865	6,338,931	177,681	3,800,594
		$ 15,023,168		$ 9,053,891
Shares redeemed
Class A	(260,962)	$ (5,615,661)	(703,113)	$ (14,946,344)
Class B	(42,309)	(903,540)	(116,098)	(2,421,030)
Class C	(67,956)	(1,436,255)	(444,982)	(9,576,355)
Investment Class	(85,436)	(1,824,153)	(387,415)	(8,251,873)
Class S	(4,336)	(91,698)	(4,236)*	(94,421)*
Institutional Class	(633,106)	(13,975,018)	(819,084)	(17,586,457)
		$ (23,846,325)		$ (52,876,480)
Redemption fees		$ 1,868		$ 723
Net increase (decrease)
Class A	176,659	$ 3,539,514	111,348	$ 2,426,323
Class B	17,607	301,019	(32,859)	(680,946)
Class C	46,897	858,064	(257,566)	(5,668,286)
Investment Class	358,354	7,653,156	(92,660)	(1,936,500)
Class S	39,137	842,054	23,808*	509,595*
Institutional Class	(105,576)	(2,779,489)	(278,266)	(5,928,469)
		$ 10,414,318		$ (11,278,283)

* For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SMFAX	SMFBX	SMFCX	MMFSX	MGMCX
CUSIP Number	23339E 616	23339E 590	23339E 582	23339E 588	23339E 566
Fund Number	489	689	789	809	589
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SMFSX
Fund Number	2390

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Micro Cap Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Micro Cap Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006